Marketable Securities	12 Months Ended
Mar. 31, 2026
Marketable Securities [Abstract]
Marketable Securities
5.	Marketable Securities

The Company’s marketable securities consisted of 2,125,000 common shares of Battery Age Minerals Limited, which were received as consideration pursuant to the Falcon Lake property agreement. The investment was classified as a financial asset at fair value through profit or loss.

During the year ended March 31, 2026, the Company sold all 2,125,000 common shares for proceeds of $102,233 and recognized a loss of $21,679. As at March 31, 2026, the Company held no marketable securities.

	March 31, 2026	March 31, 2025
Net change in fair value of marketable securities through profit and loss Beginning of the period	$123,912	$187,425
Proceeds on sale of marketable securities	(102,233)	-
Loss on marketable securities	(21,679)	(63,513)
Total	$-	$123,912